AMENDMENT NO. 1 TO THE SECURITY AGREEMENT

AMENDMENT NO. 1 TO THE SECURITY AGREEMENT, dated September 4, 2001 (this "Amendment"), to the Amended and Restated Security Agreement, dated as of July 26, 2001, among MEMC ELECTRONIC MATERIALS, INC. ("MEMC"), MEMC Pasadena, Inc. and E.ON AG, as the initial lender and agent (the "Security Agreement").

W I T N E S S E T H :

The parties hereto agree as follows:

SECTION 1. Definitions. Capitalized terms used herein and not defined herein have the meanings assigned to them in the Security Agreement.

SECTION 2. Amendment to the Security Agreement. The third WHEREAS clause in the preamble of the Security Agreement is hereby amended by deleting the WHEREAS clause in its entirety and inserting in lieu thereof the following:

WHEREAS, the Existing Credit Agreement has been amended and restated pursuant to the Amended and Restated Revolving Credit Agreement (as such agreement may be further amended, restated, modified or supplemented at any time and from time to time from and after the date hereof, the "Credit Agreement"), dated as of July 26, 2001, among the Assignors, the lenders party thereto (the "Lenders") and the Agent, pursuant to which, among other things, MEMC Pasadena, has been added as a borrower thereunder; and

SECTION 3. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

SECTION 4. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the first date first written above.

MEMC ELECTRONIC MATERIALS, INC.,
as Assignor

By: /s/ James M. Stolze
__________________________
Name: James M. Stolze
Title: Executive Vice President and Chief Financial Officer

By: /s/ Helene F. Hennelly
__________________________
Name: Helene F. Hennelly
Title: Corporate Vice President, General Counsel & Secretary

MEMC PASADENA, INC.,
as Assignor

By: /s/ Jonathon P. Jansky
__________________________
Name: Jonathon P. Jansky
Title: Chairman of the Board

Accepted and Agreed to:

E.ON AG
as Agent

By: /s/ Hans Gisbert Ulmke
Name: Hans Gisbert Ulmke
Title: Executive Vice President

By: /s/ Dr. Michael Bangert______
Name: Dr. Michael Bangert
Title: Vice President